Exhibit 99.1

UNAUDITED PRO FORMA

COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated financial statements are based on the separate historical financial statements of M&T Bank Corporation (“M&T”) and Hudson City Bancorp, Inc. (“Hudson City”) after giving effect to the merger and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements. The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2014 is presented as if the merger had occurred on September 30, 2014. The unaudited pro forma combined condensed consolidated statements of income for the year ended December 31, 2013 and the nine months ended September 30, 2014 are presented as if the merger had occurred on January 1, 2013. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations. The pro forma information is not necessarily indicative of what would have occurred had the acquisition taken place on the indicated dates. In particular, no adjustments have been made to the amounts of Hudson City’s provisions for credit losses or gains on investment securities that may not have been necessary had the acquired loans and investment securities been recorded at fair value as of January 1, 2013.

The unaudited pro forma combined condensed consolidated financial statements have been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States. M&T is the acquirer for accounting purposes. The unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma combined condensed consolidated financial information. Certain reclassifications have been made to the historical financial statements of Hudson City to conform to the presentation in M&T’s financial statements.

A final determination of the acquisition consideration and fair values of Hudson City’s assets and liabilities, which cannot be made prior to the completion of the merger, will be based on the actual net tangible and intangible assets of Hudson City that exist as of the date of completion of the transaction. Consequently, amounts preliminarily allocated to acquired assets and assumed liabilities could change significantly from those allocations used in the unaudited pro forma combined condensed consolidated financial statements presented below.

In connection with the plan to integrate the operations of M&T and Hudson City following the completion of the merger, M&T anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities, could be incurred. M&T is not able to determine the timing, nature and amount of these charges as of the date hereof. However, these charges could affect the results of operations of M&T and Hudson City, as well as those of the combined company following the completion of the merger, in the period in which they are recorded. The unaudited pro forma combined condensed consolidated financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature and not factually supportable at the time that the unaudited pro forma combined condensed consolidated financial statements were prepared. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.

The actual amounts recorded as of the completion of the merger may differ materially from the information presented in these unaudited pro forma combined condensed consolidated financial statements as a result of:

•	changes in the trading price for M&T’s common stock;

•	net cash used or generated in Hudson City’s operations prior to completion of the merger;

•	other changes in Hudson City’s net assets that occur prior to the completion of the merger, which could cause material changes in the information presented below; and

•	changes in the financial results of the consolidated company, which could change the future discounted cash flow projections.

The unaudited pro forma combined condensed consolidated financial statements are provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed consolidated financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements;

•	M&T’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013 included in M&T’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	Hudson City’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2013 included in Hudson City’s Annual Report on Form 10-K for the year ended December 31, 2013 (as amended);

•	M&T’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2014 included in M&T’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014; and

•	Hudson City’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2014 included in Hudson City’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands)

(Unaudited)

The following unaudited pro forma combined condensed consolidated balance sheet gives effect to the acquisition by M&T of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on September 30, 2014.

	September 30, 2014
	M&T	Hudson City	Pro Forma Adjustments (1)		Pro Forma
Assets
Cash and due from banks	$1,445,877	$109,294	$—		$1,555,171
Interest-bearing deposits and federal funds sold	7,753,830	5,570,103	(2,006,406	)(2)	11,317,527	(13)
Investment securities	13,348,368	8,690,018	86,362	(3)	22,124,748	(13)
Loans and leases	65,572,359	22,373,868	(24,059	)(4)	87,922,168
Allowance for credit losses	(918,633)	(242,212)	242,212	(4)	(918,633)

Loans and leases, net	64,653,726	22,131,656	218,153		87,003,535
Goodwill	3,524,625	152,109	912,627	(5),(12)	4,589,361
Core deposits and other intangibles assets	42,197	487	79,180	(6)	121,864
Other assets	6,459,719	507,458	350,061	(7)	7,317,238	(13)

Total assets	$97,228,342	$37,161,125	$(360,023)		$134,029,444

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$46,900,978	$19,322,569	$66,717	(8)	$66,290,264
Total borrowings	9,226,000	12,175,000	1,301,645	(9)	22,702,645	(13)

Total interest-bearing liabilities	56,126,978	31,497,569	1,368,362		88,992,909
Non interest-bearing deposits	27,440,524	650,578	—		28,091,102
Other liabilities	1,327,524	197,405	43,813	(10)	1,568,742

Total liabilities	84,895,026	32,345,552	1,412,175		118,652,753

Preferred equity	1,231,500	—	—		1,231,500
Common equity	11,101,816	4,815,573	(1,772,198	)(11),(12)	14,145,191

Total shareholders’ equity	12,333,316	4,815,573	(1,772,198)		15,376,691

Total liabilities and shareholders’ equity	$97,228,342	$37,161,125	$(360,023)		$134,029,444

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2014 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2013.

	For the nine months ended September 30, 2014
	M&T	Hudson City	Pro Forma Adjustments (1)		Pro Forma
Interest income
Loans and leases, including fees	$1,937,531	$748,532	$(9,833	)(14)	$2,676,230
Investment securities	254,213	141,243	(45,620	)(15)	349,836
Other interest income	8,521	9,589	—		18,110

Total interest income	2,200,265	899,364	(55,453)		3,044,176

Interest expense
Deposits	47,485	120,761	(10,670	)(16)	157,576
Borrowings	158,174	423,647	(268,977	)(17)	312,844

Total interest expense	205,659	544,408	(279,647)		470,420

Net interest income	1,994,606	354,956	224,194		2,573,756
Provision for credit losses	91,000	(3,500)	—		87,500

Net interest income after provision for credit losses	1,903,606	358,456	224,194		2,486,256

Other income
Mortgage banking revenues	269,237	—	—		269,237
Service charges on deposit accounts	321,637	5,091	—		326,728
Trust income	379,816	—	—		379,816
Gain on investment securities	—	57,789	—		57,789
Other revenues from operations	356,940	—	—		356,940

Total other income	1,327,630	62,880	—		1,390,510

Other expense
Salaries and employee benefits	1,059,815	98,685	—		1,158,500
Equipment and net occupancy	206,964	28,212	—		235,176
Amortization of core deposit and other intangible assets	26,654	621	12,183	(18)	39,458
FDIC assessments	43,836	38,835	—		82,671
Other costs of operations	725,480	56,513	—		781,993

Total other expense	2,062,749	222,866	12,183		2,297,798

Income before taxes	1,168,487	198,470	212,011		1,578,968
Income taxes	379,790	79,641	83,214	(20)	542,645

Net income	788,697	118,829	128,797		1,036,323
Dividends on preferred stock and income attributable to unvested stock-based compensation awards	(64,353)	—	—		(64,353)

Net income available to common shareholders	$724,344	$118,829	$128,797		$971,970

Net income per common share
Basic	$5.54	$0.24	$—		$6.20
Diluted	$5.50	$0.24	$—		$6.16
Average common shares outstanding
Basic	130,782	498,841	26,034		156,816
Diluted	131,698	499,781	26,034		157,732

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2013 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2013.

	For the year ended December 31, 2013
	M&T	Hudson City	Pro Forma Adjustments (1)		Pro Forma
Interest income
Loans and leases, including fees	$2,734,708	$1,113,928	$(15,237	)(14)	$3,833,399
Investment securities	216,046	239,828	(71,636	)(15)	384,238
Other interest income	6,580	7,425	—		14,005

Total interest income	2,957,334	1,361,181	(86,873)		4,231,642

Interest expense
Deposits	83,692	182,391	(50,861	)(16)	215,222
Borrowings	200,413	566,277	(400,847	)(17)	365,843

Total interest expense	284,105	748,668	(451,708)		581,065

Net interest income	2,673,229	612,513	364,835		3,650,577
Provision for credit losses	185,000	36,500	—		221,500

Net interest income after provision for credit losses	2,488,229	576,013	364,835		3,429,077

Other income
Mortgage banking revenues	331,265	—	—		331,265
Service charges on deposit accounts	446,941	10,156	—		457,097
Trust income	496,008	—	—		496,008
Gain on investment securities	56,457	28,933	—		85,390
Net other than temporary impairment losses recognized in earnings	(9,800)	—	—		(9,800)
Other revenues from operations	544,334	—	—		544,334

Total other income	1,865,205	39,089	—		1,904,294

Other expense
Salaries and employee benefits	1,355,178	132,733	—		1,487,911
Equipment and net occupancy	264,327	36,790	—		301,117
Amortization of core deposit and other intangible assets	46,912	1,000	18,917	(18)	66,829
FDIC assessments	69,584	73,463	—		143,047
Other costs of operations	899,884	65,851	6,500	(19)	972,235

Total other expense	2,635,885	309,837	25,417		2,971,139

Income before taxes	1,717,549	305,265	339,418		2,362,232
Income taxes	579,069	120,049	133,222	(20)	832,340

Net income	1,138,480	185,216	206,196		1,529,892
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(75,984)	—	—		(75,984)

Net income available to common shareholders	$1,062,496	$185,216	$206,196		$1,453,908

Net income per common share
Basic	$8.26	$0.37	$—		$9.40
Diluted	$8.20	$0.37	$—		$9.34
Average common shares outstanding
Basic	128,654	497,794	26,034		154,688
Diluted	129,603	498,071	26,034		155,637

See accompanying notes to pro forma combined condensed consolidated financial statements.

Notes to Pro Forma Combined Condensed Consolidated Financial Statements (Unaudited)

(1)	Pro-forma adjustments reflect increases (decreases) resulting from the use of the acquisition method of accounting.
(2)	Reflects payment of cash consideration to Hudson City shareholders based on a 10-day average price for M&T common stock from January 12 to 26, 2015.
(3)	Adjustment to reflect preliminary estimate of fair value of acquired investment securities.
(4)	Adjustment to reflect acquired loans at their preliminary estimate of fair value.
(5)	Adjustment to reflect $1,064,736,000 of preliminary estimated goodwill from this business combination.
(6)	Adjustment to reflect $79,667,000 of preliminary estimated core deposit intangible from this business combination.
(7)	Reflects preliminary estimate to increase deferred tax assets by $361,036,000 for the effects of acquisition accounting adjustments and to reflect other miscellaneous adjustments of ($10,975,000).
(8)	Adjustment to reflect the preliminary estimate of fair value on interest-bearing deposits.
(9)	Adjustment to reflect borrowings at their preliminary estimate of fair value.
(10)	Reflects adjustments to record the preliminary estimated liability for change-in-control agreements with Hudson City employees of $40,313,000 and other miscellaneous adjustments of $3,500,000.
(11)	Reflects the issuance of 26,034,000 shares of M&T common stock using the January 26, 2015 closing price of $116.90 and the elimination of Hudson City’s September 30, 2014 equity.
(12)	The following table depicts the sensitivity of the purchase price and resulting goodwill to changes in M&T’s common stock price.

(in thousands)	Equity Consideration	Cash Consideration	Total Purchase Price	Estimated Goodwill
As presented in pro forma	$3,043,375	$2,006,406	$5,049,781	$1,064,736
Up 10%	3,347,712	2,207,047	5,554,759	1,569,714
Down 10%	2,739,038	1,805,765	4,544,803	559,758

(13)	Subsequent to the acquisition of Hudson City, and dependent on market conditions, M&T may restructure the combined entity’s balance sheet by extinguishing some of Hudson City’s borrowings using proceeds from the liquidation of a portion of Hudson City’s investment securities, the realization of related deferred tax assets and the use of interest-bearing deposits and federal funds sold. As a result total assets and total liabilities could decrease from the amounts presented herein.

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013
	(in thousands)
(14) Reflects the estimated net amortization of premiums and discounts on acquired loans using a level-yield method over the estimated remaining terms to maturity of the loans and leases.	$(9,833)	$(15,237)
(15) Reflects the estimated net amortization of premiums and discounts on acquired investment securities.	(45,620)	(71,636)
(16) Reflects the estimated amortization of the related fair value adjustments to interest-bearing deposits using the effective interest method over the remaining terms to maturity.	(10,670)	(50,861)
(17) Reflects the estimated net amortization of fair value adjustments on acquired borrowings.	(268,977)	(400,847)
(18) Reflects the estimated amortization of acquired core deposit intangible.	12,183	18,917
(19) Reflects estimated legal and other fees of Hudson City associated with the acquisition.	—	6,500
(20) Income tax expense on pro forma adjustment using a 39.25% tax rate.	83,214	133,222

(21)  The estimated increases (decreases) resulting from the net amortization of acquisition accounting adjustments for each of the five twelve-month periods subsequent to the acquisition date are as follows:

	Year 1	Year 2	Year 3	Year 4	Year 5
	(in thousands)
Interest income
Loans	$(15,237)	$(13,053)	$(12,951)	$(12,711)	$(12,062)
Investment securities	(71,636)	(59,282)	(46,929)	(34,575)	(22,222)
Interest expense
Deposits	(50,861)	(12,041)	(2,864)	(816)	(135)
Borrowings	(400,847)	(358,636)	(217,028)	(145,248)	(130,626)
Amortization of core deposit intangible	18,917	16,450	14,226	11,381	8,536